Commitments and Contingencies	12 Months Ended
Dec. 31, 2015
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Commitments and Contingencies

The Partnership is the subject of, or a party to, a number of pending or threatened legal actions, contingencies and commitments involving a variety of matters, including laws and regulations relating to the environment. Some of these matters are discussed below. For matters for which the Partnership has not recorded an accrued liability, the Partnership is unable to estimate a range of possible losses for the reasons discussed in more detail below. However, the ultimate resolution of some of these contingencies could, individually or in the aggregate, be material.

Environmental Matters – The Partnership is subject to federal, state and local laws and regulations relating to the environment. These laws generally provide for control of pollutants released into the environment and require responsible parties to undertake remediation of hazardous waste disposal sites. Penalties may be imposed for non-compliance.

At December 31, 2015 and 2014, accrued liabilities for remediation totaled $1 million. However, it is not presently possible to estimate the ultimate amount of all remediation costs that might be incurred or the penalties, if any, that may be imposed. There were $1 million in receivables from MPC for indemnification of environmental costs related to incidents occurring prior to the Initial Offering at December 31, 2015. There were no receivables from MPC for indemnification at December 31, 2014.
On July 6, 2015, officials from the EPA and the United States Department of Justice entered a MarkWest Liberty Midstream pipeline launcher/receiver site utilized for pipeline maintenance operations in Washington County, Pennsylvania pursuant to a search warrant issued by the United States District Court for the Western District of Pennsylvania. At the conclusion of the search, the governmental officials presented MarkWest Liberty Midstream with a subpoena to provide documents related to the design, construction, operation, maintenance, modification, inspection, assessment, repair of, and/or emissions from MarkWest Liberty Midstream’s pipeline facilities located in Pennsylvania. MarkWest Liberty Midstream is providing information in response to the subpoena and related requests for information from the relevant agencies, and is in discussions with the relevant agencies regarding issues associated with the search and subpoena and its operations of, and any permit related obligations for, its pipeline facilities in the Northeast. Immediately following the July 6, 2015 search, MarkWest Liberty Midstream commenced its own assessment of its operations of launcher/receiver facilities. MarkWest Liberty Midstream’s review to date has determined that MarkWest Liberty Midstream’s operations have been conducted in a manner fully protective of its employees and the public, and that other than potentially having to obtain minor source Clean Air Act permits at a relatively small number of individual sites, MarkWest Liberty has operated in substantial compliance with applicable laws and regulations. It is possible that, in connection with any potential civil or criminal enforcement action associated with this matter, MarkWest Liberty Midstream will incur material assessments, penalties or fines, incur material defense costs and expenses, be required to modify our operations or construction activities which could increase operating costs and capital expenditures, or be subject to other obligations or restrictions that could restrict or prohibit our activities, any or all of which could adversely affect our results of operations, financial position or cash flows. The amount of any potential assessments, penalties, fines, restrictions, requirements, modifications, costs or expenses that may be incurred in connection with any potential enforcement action cannot be reasonably estimated at this time.

We are involved in a number of other environmental enforcement matters arising in the ordinary course of business. While the outcome and impact on us cannot be predicted with certainty, management believes the resolution of these environmental matters will not, individually or collectively, have a material adverse effect on our consolidated results of operations, financial position or cash flows.

Litigation Relating to the MarkWest Merger – In July 2015, a purported class action lawsuit asserting claims challenging the MarkWest Merger was filed in the Court of Chancery of the State of Delaware by a purported unitholder of MarkWest. In August 2015, two similar putative class action lawsuits were filed in the Court of Chancery of the State of Delaware by plaintiffs who purport to be unitholders of MarkWest. On September 9, 2015, these lawsuits were consolidated into one action pending in the Court of Chancery of the State of Delaware, now captioned In re MarkWest Energy Partners, L.P. Unitholder Litigation. On October 1, 2015, the plaintiffs filed a consolidated complaint against the individual members of the board of directors of MarkWest Energy GP, L.L.C. (the “MarkWest GP Board”), MPLX, MPLX GP, MPC and Sapphire Holdco LLC, a subsidiary of MPLX, asserting in connection with the MarkWest Merger and related disclosures that, among other things, (i) the MarkWest GP Board breached its duties in approving the MarkWest Merger with MPLX and (ii) MPC, MPLX, MPLX GP, and Sapphire Holdco LLC aided and abetted such breaches. On February 4, 2016, the Court approved a stipulation and proposed order to dismiss all claims with prejudice as to the named plaintiffs, but for the Court to retain jurisdiction to adjudicate an application for a mootness fee by plaintiffs' counsel for an award of attorneys’ fees and reimbursement of expenses. We intend to vigorously defend against any application for a mootness fee and do not expect the resolution of such matter to have a material adverse effect.

Other Lawsuits – In 2003, the State of Illinois brought an action against the Premcor Refining Group, Inc. (“Premcor”) and Apex Refining Company (“Apex”) asserting claims for environmental cleanup related to the refinery owned by these entities in the Hartford/Wood River, Illinois area. In 2006, Premcor and Apex filed third-party complaints against numerous owners and operators of petroleum products facilities in the Hartford/Wood River, Illinois area, including MPL. These complaints, which have been amended since filing, assert claims of common law nuisance and contribution under the Illinois Contribution Act and other laws for environmental cleanup costs that may be imposed on Premcor and Apex by the State of Illinois. There are several third-party defendants in the litigation and MPL has asserted cross-claims in contribution against the various third-party defendants. This litigation is currently pending in the Third Judicial Circuit Court, Madison County, Illinois. While the ultimate outcome of these litigated matters remains uncertain, neither the likelihood of an unfavorable outcome nor the ultimate liability, if any, with respect to this matter can be determined at this time and the Partnership is unable to estimate a reasonably possible loss (or range of loss) for this litigation. Under the omnibus agreement, MPC will indemnify the Partnership for the full cost of any losses should MPL be deemed responsible for any damages in this lawsuit.

The Partnership is also a party to a number of other lawsuits and other proceedings arising in the ordinary course of business. While the ultimate outcome and impact to us cannot be predicted with certainty, the Partnership believes the resolution of these other lawsuits and proceedings will not have a material adverse effect on its consolidated financial position, results of operations or cash flows.

Guarantees – Over the years, the Partnership has sold various assets in the normal course of its business. Certain of the related agreements contain performance and general guarantees, including guarantees regarding inaccuracies in representations, warranties, covenants and agreements, and environmental and general indemnifications that require the Partnership to perform upon the occurrence of a triggering event or condition. These guarantees and indemnifications are part of the normal course of selling assets. The Partnership is typically not able to calculate the maximum potential amount of future payments that could be made under such contractual provisions because of the variability inherent in the guarantees and indemnities. Most often, the nature of the guarantees and indemnities is such that there is no appropriate method for quantifying the exposure because the underlying triggering event has little or no past experience upon which a reasonable prediction of the outcome can be based.

Certain significant risks and uncertainties - Weather can be a major factor in the day-to-day operations of the Partnership, specifically its marine operations. Adverse weather conditions, such as high or low water, tropical storms, hurricanes, fog and ice, can impair the operating effectiveness of HSM’s fleet. Shipments of products can be delayed or postponed by weather conditions, which are totally beyond the control of the Partnership. Adverse water conditions are also factors which impair the efficiency of the fleet and can result in delays, diversions and limitations on night passages and dictate horsepower requirements and size of tows. Additionally, much of the inland waterway system is controlled by a series of locks and dams designed to provide flood control, maintain pool levels of water in certain areas of the country and facilitate navigation on the inland river system. Maintenance and operation of the navigable inland waterway infrastructure is a government function handled by the Army Corps of Engineers and associated infrastructure costs are shared by the industry. Significant changes in governmental policies or appropriations with respect to the maintenance and operation of the infrastructure could adversely affect the Partnership.

The Partnership is subject to regulation by the USCG, federal laws, state laws and numerous environmental regulations. Management believes that additional safety, environmental and occupational health regulations may be imposed on the marine industry. There can be no assurance that any such new regulations or requirements, or any discharge of pollutants by HSM, will not have an adverse effect on the consolidated results of operations, financial position or cash flows.

Contractual Commitments and Contingencies – At December 31, 2015 the Partnership’s contractual commitments to acquire property, plant and equipment totaled $147 million. Our contractual commitments at December 31, 2015 were primarily related to plant expansion projects for the Marcellus and Southwest operations and the Cornerstone Pipeline project. Certain natural gas processing and gathering arrangements require the Partnership to construct new natural gas processing plants, natural gas gathering pipelines and NGL pipelines and contain certain fees and charges if specified construction milestones are not achieved for reasons other than force majeure. In certain cases, certain producers may have the right to cancel the processing arrangements if there are significant delays that are not due to force majeure. As of December 31, 2015, management does not believe there are any indications that the Partnership will not be able to meet the construction milestones, that force majeure does not apply, or that such fees and charges will otherwise be triggered.

Lease and Other Contractual Obligations – The Partnership executed transportation and terminalling agreements that obligate us to minimum volume, throughput or payment commitments over the terms of the agreements, which range from three to ten years. After the minimum volume commitments are met in the transportation and terminalling agreements, the Partnership pays additional amounts based on throughput. There are escalation clauses in the transportation and terminalling agreements, which are based on CPI adjustments. The minimum future payments under these agreements as of December 31, 2015 are as follows:

(In millions)
2016	$68
2017	74
2018	60
2019	59
2020	59
2021 and thereafter	299
Total	$619

The Partnership has various non-cancellable operating lease agreements and a long-term propane storage agreement expiring at various times through fiscal year 2040. Most of these leases include renewal options. The Partnership also leases certain pipelines under a capital lease that has a fixed price purchase option in 2020. Future minimum commitments as of December 31, 2015, for capital lease obligations and for operating lease obligations having initial or remaining non-cancellable lease terms in excess of one year are as follows:

(In millions)	Capital Lease Obligations	Operating Lease Obligations
2016	$1	$53
2017	1	51
2018	2	41
2019	2	36
2020	5	30
Later years	—	106
Total minimum lease payments	11	$317
Less imputed interest costs	2
Present value of net minimum lease payments	$9

Operating lease rental expense was:

(In millions)	2015	2014	2013
Minimum rental expense	$21	$17	$17

SMR Transaction – On September 1, 2009, MarkWest entered into a product supply agreement creating a long-term contractual obligation for the payment of processing fees in exchange for the entire product processed by the SMR. The product received under this agreement is sold to a refinery customer pursuant to a corresponding long-term agreement. The minimum amounts payable annually under the product supply agreement, excluding the potential impact of inflation adjustments per the agreement, are as follows:

(In millions)
2016	$17
2017	17
2018	17
2019	17
2020	17
2021 and thereafter	162
Total minimum payments	247
Less: Services element	95
Less: Interest	52
Total SMR liability	100
Less: Current portion of SMR liability	4
Long-term portion of SMR liability	$96